Exhibit 10.6

Translated From Japanese

                            Indications of Main Item
                     (hereinafter referred to as Main Item)

1. Issuing Company                      Global Hotline KK (referred to as A)

2. Decision-making Date by directors
   meeting                              2007/7/6

3. Title of bonds                       Global Hotline KK, The first unsecured
                                        bond (Mizuho Bank KK Guarantee and it is limited for accredited institution)

4. Total issuing                        (Y)150,000,000

5. Redemption amount per corporate bond (Y)10,000,000

6. Interest rate                        1.64% annually

7. Issuing date                         2007/7/17

8. The first redemption date            2007/12/31

9. Redemption due day                   The end of June and December every year.
                                        (If it's bank holiday on that day, it
                                        will be the preceding day.)

10. Amount of controlled amortization   (Y)1,000,000

11. Interest due day                    The end of June and December every year.
                                        (If it's bank holiday on that day, it
                                        will be the preceding day.)

12. The first interest due day          2007/12/31

13. The last redemption date            2024/6/29

14. Use of proceeds                     Business

15. Fiscal agent                        Mizuho Bank KK

16. Full amount guarantor               Mizuho Bank KK

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Indications of Commission
(hereinafter referred to as Indications of Commission)

1. Administrative service commission    (Y)3,150,000 (including consumption tax
                                        (Y)150,000)

2. Principal and interest payment
   commission                           Principal 10/10,0000 of principal plus
                                        consumption tax Interest 20/10,0000 of
                                        interest plus consumption tax

3. Paying commission                    (Y)393,750, 25/10,000 of the amount
                                        (including consumption tax (Y)18,750)

4, Newly issued recording commission    (Y)13,965 (including consumption tax
                                        (Y)665)


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